UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 29, 2016

VITAXEL GROUP LIMITED

(Exact Name of Registrant as Specified in Charter)

Nevada	333-201365	30-0803939
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	Wisma Ho Wah Genting, No. 35 Jalan Maharajalela, 50150 Kuala Lumpur, Malaysia
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:	603.2143.2889

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

Effective as of April 29, 2016, Vitaxel Group Limited (f/k/a Albero Corp.) dismissed KLJ & Associates, LLP (“KLJ”) as our independent registered public accounting firm. Our Board of Directors approved the dismissal of KLJ on April 29, 2016, and on the same date, approved the engagement of AWC (CPA) Limited (“AWC”) as our independent registered public accounting firm.

The reports of KLJ on our financial statements for the fiscal years ended October 31, 2015 and for the period November 19, 2013 (Inception) through October 31, 2014 did not contain an adverse opinion or disclaimer of opinion, and they were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports included a going concern qualification.

During our fiscal years ended October 31, 2015 and 2014 and the subsequent interim period preceding their dismissal, there were no disagreements with KLJ, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of KLJ, would have caused them to make reference to the subject matter of the disagreement in connection with their report on our financial statements.

We provided KLJ with a copy of the disclosures we are making in this Report and have requested that KLJ furnish us with a letter addressed to the SEC stating whether they agree with the above statements. A copy of KLJ’s letter is filed herewith as Exhibit 16.1.

During the fiscal years ended October 31, 2015 and 2014 and the interim periods preceding their engagement, and through the date of this Report, neither we nor anyone on our behalf has previously consulted with AWC regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided nor oral advice was provided to us that AWC concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph 304(a)(1)(v)) of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
16.1	Letter from KLJ & Associates, LLP to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2016	VITAXEL GROUP LIMITED

	By:	/s/ Dato Lim Hui Boon
Name: Dato Lim Hui Boon Title: President